                                                                    EXHIBIT 99.9

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               SEPTEMBER 27, 2004

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE
                        NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL
                      MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV         EFF LTV
                      --------------  ---------------  ----------  --------  --------  -----------   --------      -------
LTV>60 with MI            3,963       $643,909,591.93     86.40%    6.932%      613     $162,480      80.19         59.48
LTV>60 without MI           257       $ 46,827,575.05      6.28%    7.563%      563     $182,208      78.84         78.84
LTV<=60                     391       $ 54,528,017.18      7.32%    6.830%      588     $139,458      50.83         50.83
TOTAL:                    4,611       $745,265,184.16    100.00%    6.964%      608     $161,628      77.96         60.06

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED      PERCENT
                                         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE       FULL OR
RANGE OF ORIGINAL       NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV           DOC
--------------------  --------------    -----------    ----------  --------  --------  -----------   --------    -----------
60.01% to 65.00%            16          $ 3,700,506       7.90%      7.600%     536     $ 231,282     63.34%        31.63%
65.01% to 70.00%            26            4,508,677       9.63       7.815      557       173,411     68.37          9.32
70.01% to 75.00%            34            8,601,126      18.37       7.203      555       252,974     74.44         31.18
75.01% to 80.00%            90           16,616,044      35.48       7.539      563       184,623     79.49         21.63
80.01% to 85.00%            32            4,736,117      10.11       7.330      603       148,004     84.47         62.28
85.01% to 90.00%            40            7,032,319      15.02       7.575      550       175,808     89.27         66.54
90.01% to 95.00%             3              524,595       1.12       7.103      591       174,865     95.00        100.00
95.01% to 100.00%           16            1,108,192       2.37      10.731      635        69,262     99.86         77.64
TOTAL:                     257          $46,827,575     100.00%      7.563%     563     $ 182,208     78.84%        36.05%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 61.07% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 6.72% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 84.07%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 24.38%.

CREDIT SCORES

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED      PERCENT
                                         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE       FULL OR
RANGE OF                NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
CREDIT SCORES         MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING     LTV           DOC
-------------         --------------    -----------    ----------  --------  --------  -----------   --------    -----------
Not Available                1          $    56,375       0.12%     11.800%      NA     $ 56,375      70.00%         0.00%
476 to 500                   1               49,930       0.11      11.150      500       49,930      86.21        100.00
501 to 525                  58           11,526,421      24.61       7.894      511      198,731      78.27         52.76
526 to 550                  37            7,519,502      16.06       7.549      539      203,230      76.24         25.02
551 to 575                  49           10,870,530      23.21       7.295      563      221,848      76.49         14.60
576 to 600                  43            6,971,225      14.89       7.042      588      162,122      79.14         46.04
601 to 625                  47            7,106,498      15.18       7.483      610      151,202      83.42         48.02
626 to 650                  13            1,703,609       3.64       8.690      640      131,047      85.80         24.22
651 to 675                   6              525,095       1.12       9.454      663       87,516      85.82         35.29
676 to 700                   1               60,027       0.13       9.125      679       60,027     100.00        100.00
751 to 775                   1              438,363       0.94       7.550      753      438,363      80.00          0.00
TOTAL:                     257          $46,827,575     100.00%      7.563%     563     $182,208      78.84%        36.05%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 753 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 563.